P C H C O N F I D E N T I A L A N D P R O P R I E T A R Y I N F O R M A T I O N N o v e m b e r 4 t h , 2 0 2 1 Second Quarter FY 2022 Results Exhibit 99.2

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, adjusted EPS, free cash flow, and organic revenue growth; the Company’s ability to perform well in the currently evolving environment and execute on its brand-building strategy; the expected market share and consumption trends for the Company’s brands, and the recovery of COVID-impacted categories; and the Company’s ability to execute on its disciplined capital allocation strategy. Words such as “trend,” “continue,” “will,” “expect,” “project,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the impact of the COVID-19 pandemic, including on economic and business conditions, government actions, consumer trends, retail management initiatives, and disruptions to the distribution and supply chain and related price increases and labor shortages; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; fluctuating foreign exchange rates; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2021. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our November 4, 2021 earnings release in the “About Non-GAAP Financial Measures” section. Safe Harbor Disclosure 2

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S Agenda for Today’s Discussion 3 I. Performance Update II. Financial Overview III. FY 22 Outlook

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S I. Performance Update

Strong Q2 Results & Well Positioned for FY 22

Q2 Sales Drivers	Record revenue in Q2, up 16.3% vs. PY Strong consumption growth and market share[(2)] gains across the portfolio Continued strength in consumer behavior and retailer ordering patterns
Superior Earnings and FCF	Strong double-digit earnings growth in Q2 Solid financial profile and Free Cash Flow[(3)] generation consistent with strategy
Disciplined Capital Allocation	TheraTears acquisition fully integrated, tracking as anticipated Continued focus on disciplined capital allocation

Prestige Consumer HEALTHCARE

SECOND QUARTER FY 22 RESULTS

5

Well-Positioned in Dynamic Macro Environment

Macro Trend	Prestige Consumer Healthcare Implication
Normalizing Consumer Behavior	Recovery Across Channels & Categories (Cough/Cold, Travel, Convenience)
Strained Supply Chain	Consumers & Retailers Stocking Up
Inflationary Environment	Well-Positioned to Navigate Impact

Impacted Brands

Chloraseptic, Clear eyes, Dramamine, Hydralyte, Little Remedies, Luden's, Nix

Prestige Consumer Healthcare
SECOND QUARTER FY 22 RESULTS
6

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S Continuing to Capture Share by Executing on Core Strategy 7 GI Eye Care Category YTD Share(2) vs. PY Nimble Brand-Building Playbook Proven Innovation Strategy Broad Retail Distribution Focus Engaging Print & Digital Marketing Skin Care

Winning With Consumers Online & Across Digital Landscape

Q2 eCommerce Retail Sales(2)



+122%
+20%
FY20
FY21
FY22

Strong Growth Across eCommerce Continuing

Increased Investment in Online User Experience

Compound W



Not sure how to treat?
The Touch of Science
Treatment Finder

Clear eyes



CLEAR EYES®
complete for
sensitive eyes
What's Inside

Engaging Digital Campaigns

Dramamine



Dramamine
Dramamine
Dramamine
Take Dramamine.
Take Control.

DenTek



3
Daily Habits to Add to Your Morning Routine
Be the reason someone smiles today.

Prestige Consumer HEALTHCARE
SECOND QUARTER FY 22 RESULTS
8

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S II. Financial Overview

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S Key Financial Results for Second Quarter and 1H FY 22 Performance FY 22 FY 21 Dollar values in millions, except per share data. $276.2 $92.7 $1.02 $237.4 $80.7 $0.78 Revenue Adjusted EBITDA Adjusted EPS 16.3% 14.9% 30.8% 10 (3) Q 2 $545.4 $191.8 $2.16 $466.8 $168.3 $1.64 Revenue Adjusted EBITDA Adjusted EPS 16.8% 13.9% 31.7% (3) Revenue of $276.2 million, up 11% versus PY on an organic basis(1) Adjusted EPS(3) of $1.02 up 31% versus PY Adjusted EBITDA(3) of $92.7 million up 15% versus PY 1 H (3) (3)

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S Q2 FY 22 Q2 FY 21 % Chg 1H FY 22 1H FY 21 % Chg Total Revenue 276.2$ 237.4$ 16.3% 545.4$ 466.8$ 16.8% Adj. Gross Margin (3) 159.3 137.7 15.7% 318.3 271.5 17.2% % Margin 57.7% 58.0% 58.4% 58.2% A&M 40.7 38.3 6.2% 80.2 66.1 21.3% % Total Revenue 14.7% 16.1% 14.7% 14.2% Adj. G&A (3) 27.1 20.4 33.0% 49.6 40.3 23.0% % Total Revenue 9.8% 8.6% 9.1% 8.6% D&A 6.2 6.0 2.4% 11.9 12.1 (1.3%) Adj. Operating Income (3) 85.3$ 72.9$ 16.9% 176.6$ 153.0$ 15.4% % Margin 30.9% 30.7% 32.4% 32.8% Adj. Earnings Per Share (3) 1.02$ 0.78$ 30.8% 2.16$ 1.64$ 31.7% Adj. EBITDA (3) 92.7$ 80.7$ 14.9% 191.8$ 168.3$ 13.9% % Margin 33.6% 34.0% 35.2% 36.1% 3 Months Ended 1H Comments FY 22 Second Quarter and 1H Consolidated Financial Summary ◼ Organic Revenue(1) up 13.0% vs. PY – Strong consumer trends, aided by recovery in certain COVID-19 impacted categories – Double-digit eCommerce consumption growth as consumers continue to shop online – $12.4MM of Q2 revenue from Akorn ◼ Adjusted Gross Margin(3) of 58.4% up slightly vs. PY ◼ A&M of 14.7% of Revenue ◼ G&A dollars up vs. PY, as anticipated ◼ Adjusted EPS(3) up 31.7% vs. PY Dollar values in millions, except per share data 11 6 Months Ended

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S $61.9 $129.7 $43.1 $115.7 Adj. Free Cash Flow Adj. Free Cash Flow Free Cash Flow(3) Comments ◼ Total 1H FY 22 Free Cash Flow(3) of $129.7 million up 12.1% vs. PY – Q2 Free Cash Flow(3) up 43.7% due to strong operating performance and lower Capex ◼ Net Debt at September 30 of $1.6 billion(3); leverage ratio(4) of 4.1x at end of Q2 – Expect leverage(4) below 4.0x by year-end Industry Leading Free Cash Flow Trends Q2 FY 22 Q2 FY 21 43.7% Dollar values in millions 12 1H FY 22 1H FY 21 12.1%

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S III. FY 22 Outlook

Outlook: Raising FY 22 Expectations

Top Line Trends	▪ Continued rebound in certain COVID-impacted categories ▪ Remain well-positioned for dynamic second half environment ▪ Share gains enabled by long-term brand-building strategy ▪ FY 22 Revenue of \$1.05 – \$1.06 billion — Organic growth of ~7%
EPS	▪ FY 22 Adjusted Diluted EPS(6) estimate of \$3.93 – \$3.98
Free Cash Flow & Allocation	▪ FY 22 Adjusted Free Cash Flow(5) guidance of \$245 million or more ▪ Continue to execute disciplined capital allocation strategy

PrestigeConsumer HEALTHCARE
SECOND QUARTER FY 22 RESULTS
14

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S Q&A

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated November 4, 2021 in the “About Non-GAAP Financial Measures” section. (2) Company consumption and market share are based on domestic IRI multi-outlet + C-Store retail sales for the period ending October 4, 2021, retail sales data from other 3rd parties for certain untracked channels in North America for leading retailers, Australia consumption based on IMS data, and other international net revenues as a proxy for consumption. (3) Adjusted Gross Margin, Adjusted G&A, Adjusted Operating Income, Adjusted EPS, EBITDA & EBITDA Margin, Adjusted EBITDA & Adjusted EBITDA Margin, Free Cash Flow, and Net Debt are Non GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated November 4, 2021 in the “About Non GAAP Financial Measures” section. (4) Leverage ratio reflects net debt / covenant defined EBITDA. (5) Adjusted Free Cash Flow for FY 22 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures. (6) Adjusted Diluted EPS for FY 22 is a projected Non-GAAP financial measure, is reconciled to projected GAAP EPS in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected GAAP EPS plus adjustments relating to the acquisition of Akorn, loss on extinguishment of debt, and related income tax effects of the adjustments. 16

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S Adjusted Gross Margin 17 Reconciliation Schedules Organic Revenue Change a) Inventory step-up charges relate to our North American OTC Healthcare segment. a) Revenues of our Akorn acquisition are excluded for purposes of calculating Non-GAAP organic revenues. These revenues relate to our North American OTC Healthcare segment.

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S 18 Reconciliation Schedules (Continued) Adjusted G&A a) Costs related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees.

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S 19 Reconciliation Schedules (Continued) Adjusted EBITDA Margin a) Inventory step-up charges relate to our North American OTC Healthcare segment. b) Costs related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees.

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S 20 Reconciliation Schedules (Continued) Adjusted Net Income & Adjusted EPS a) Inventory step-up charges relate to our North American OTC Healthcare segment. b) Costs related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees. c) The income tax adjustments are determined using applicable rates in the taxing jurisdictions in which the above adjustments relate and includes both current and deferred income tax expense (benefit) based on the specific nature of the specific Non-GAAP performance measure. d) Income tax adjustment to adjust for discrete income tax items. Note: Amounts may not add due to rounding.

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S 21 Reconciliation Schedules (Continued) Adjusted Free Cash Flow a) Payments related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees.

S E C O N D Q U A R T E R F Y 2 2 R E S U L T S Projected Free Cash Flow 22 Reconciliation Schedules (Continued) Projected EPS a) Costs related to the consummation of the acquisition process such as inventory step-up charges, insurance costs, legal and other acquisition related professional fees. a) Payments related to the consummation of the acquisition process such as insurance costs, legal and other acquisition related professional fees. 2022 Projected EPS Low High Projected FY'22 GAAP Diluted EPS 3.80$ 3.85$ Adjustments: Costs associated with acquisition, net of tax (a) 0.10 0.10 Loss on extinguishment of debt, net of tax 0.03 0.03 Total Adjustments 0.13 0.13 Projected Non-GAAP Adjusted EPS 3.93$ 3.98$